GENERAL	12 Months Ended
Dec. 31, 2024
GENERAL [Abstract]
GENERAL
NOTE 1 -	GENERAL

a.
TAT Technologies Ltd., (“TAT” or the “Company”) an Israeli corporation, incorporated in 1985, is a leading provider of solutions and services to the aerospace and defense industries, focused  on the following four segments: (i) original equipment manufacturing (“OEM”) of heat transfer solutions and aviation accessories mainly through our Kiryat Gat facility ; (ii) MRO (“Maintenance Repair and Overhaul”) services for heat transfer components and OEM of heat transfer solutions through Limco Airepair Inc our wholly-owned subsidiary; (iii) MRO services for aviation components (mainly Auxiliary Power Unit “APU” and Landing Gear “LG”) through Piedmont Aviation Component Services LLC our wholly-owned subsidiary; and (iv) overhaul and coating of jet engine components through Turbochrome our wholly-owned subsidiary. TAT targets the commercial aerospace (serving a wide range of types and sizes of commercial and business jets), military aerospace and ground defense sectors. TAT’s shares are listed on both the NASDAQ (TATT) and Tel-Aviv Stock Exchange.

b.
During 2024, global conflicts continue to create volatility in global financial and energy markets and contribute to supply chain shortages adding to the inflationary pressures in the global economy. This capabilities lead to higher material and labor costs, and as a result the company made a decision to remain in higher inventory levels . The company actively collaborate with its suppliers to minimize impacts of supply shortages on manufacturing and MRO services.

c.
In October 2023, Hamas terrorists infiltrated Israel’s southern border from the Gaza Strip and conducted a series of attacks on civilian and military targets. Following the attack, Israel’s security cabinet declared war against Hamas and commenced a military campaign against Hamas. In addition, since the commencement of these events, there have been continued hostilities along Israel’s northern border with Lebanon (with the Hezbollah terror organization; ), Israel’s southern border with the Gaza Strip (with the Hamas terrorist organization) and on other fronts from various extremist groups in region, such as the Houthis in Yemen and various rebel militia groups in Syria and Iraq. Further, on April 13, 2024, and on October 1, 2024, Iran launched a series of drone and missile strikes against Israel. As of December 31, 2024 a ceasefire agreement has been reached between Israel and Lebanon. To date the Company’s operations and financial results have not been materially affected. The Company expects that the current conflict in the Gaza Strip, Lebanon and the security escalation in Israel will not have a material impact on its business results in the short term. However, since this is an event beyond the Company’s control and may impact our Israeli activity, its continuation or cessation may affect our expectations. The Company continues to monitor its ongoing activities and will make any needed adjustments to ensure continuity of its business, while supporting the safety and well-being of its employees. In the year ended on December 31, 2024 the Group’s activity in Israel contributed $43.8 million out of total revenue of $152 million.

The intensity and duration of Israel’s current war is difficult to predict, as are such war’s economic implications on our business and operations and on Israel's economy in general.

d.
TAT has the following wholly owned subsidiaries: Limco-Piedmont Inc. (“Limco-Piedmont”), and Turbochrome Ltd. (“Turbochrome”). Additionally, the Company holds 51% of TAT-Engineering LLC (“TAT-Engineering”) as a joint venture, hereinafter collectively referred to as the “Group”.

51% of TAT-Engineering LLC's shares are held by TAT and the remaining 49% are held by others. The accounting treatment of the joint venture is based on the equity method due to variable participating rights granted to Engineering. The entity was established in January 2016.